SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 12, 2004

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5. Other Events

On April 12, 2004, Riviera Holdings Corporation announced the appointment of James N. Land Jr. as a Director of Riviera Holdings Corporation.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004                         RIVIERA HOLDINGS CORPORATION


                                                     By: /s/ Duane Krohn
                                                     Treasurer and CFO

                                  EXHIBIT INDEX

Exhibit
Number                 Description